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                                      The Fairchild Corporation
                            Subsidiaries, Equity Affiliates, Partnerships
                                         as of June 30, 2001
Entity Name                                                                 Incorporated in:     Description
A10 Inc.                                                                    DE                   Subsidiary
Aero International, Inc.                                                    OH                   Subsidiary
Aircraft Tire Corporation                                                   DE                   Subsidiary
Aviation Full Services (Hong Kong) Limited                                  Hong Kong            Subsidiary {99.99%}
Aviation One Company Ltd.                                                   Cayman Islands       Equity Affiliate {50%}
Avilas, Inc.                                                                DE                   Subsidiary
Banner Aero (Australia) Pty, Ltd.                                           Australia            Subsidiary
Banner Aerospace--Aircraft Services, Inc.                                   DE                   Subsidiary
Banner Aerospace Holding Company I, Inc.                                    DE                   Subsidiary
Banner Aerospace Holding Company II, Inc.                                   DE                   Subsidiary
Banner Aerospace, Inc.                                                      DE                   Subsidiary
Banner Aerospace Services, Inc.                                             OH                   Subsidiary
Banner Aerospace-Singapore, Inc.                                            DE                   Subsidiary
Banner Capital Ventures, Inc.                                               DE                   Subsidiary
Banner Energy Corporation of Kentucky, Inc.                                 DE                   Subsidiary
Banner Industrial Distribution, Inc.                                        DE                   Subsidiary
Banner Industrial Products, Inc.                                            DE                   Subsidiary
Banner Investments (U.K.) Limited                                           UK                   Subsidiary
BAR DE, Inc.                                                                DE                   Subsidiary
Camloc Holdings Inc.                                                        DE                   Subsidiary
Convac France S.A.                                                          France               Subsidiary
DAC International, Inc.                                                     TX                   Subsidiary
Dallas Aerospace, Inc.                                                      TX                   Subsidiary
Discontinued Aircraft, Inc.                                                 TX                   Subsidiary
Discontinued Services, Inc.                                                 DE                   Subsidiary
D-M-E Iberica S.A.                                                          Spain                Equity Affiliate {46%}
Eagle Environmental, L.P.                                                   DE                   Partnership {49.9%}
Eagle Environmental II, L.P.                                                DE                   Partnership {49.9%}
Eurosim Componentes Mecanicos de Seguranca, Lda.                            Portugal             Subsidiary {99.98%}
F. F. Handels GmbH                                                          Germany              Subsidiary (beneficial)
Fairchild Aerostructures Company                                            DE                   Subsidiary
Fairchild Arms International Limited                                        Canada (Ontario)     Subsidiary
Fairchild Data Corporation                                                  DE                   Subsidiary
Fairchild Environmental Liability Management, Inc.                          DE                   Subsidiary
Fairchild Fastener Group Ltd.                                               UK                   Subsidiary
Fairchild Fasteners Co., Ltd.                                               Thailand             Subsidiary
Fairchild Fasteners Corp.                                                   DE                   Subsidiary
Fairchild Fasteners Direct, Inc.                                            DE                   Subsidiary
Fairchild Fasteners Europe--Camloc GmbH                                     Germany              Subsidiary
Fairchild Fasteners Europe--Simmonds S.A.R.L.                               France               Subsidiary
Fairchild Fasteners Europe--VSD GmbH                                        Germany              Subsidiary
Fairchild Fasteners Femipari Kft.                                           Hungary              Subsidiary
Fairchild Fasteners Germany GmbH                                            Germany              Subsidiary
Fairchild Fasteners Melbourne Pty.                                          Australia            Subsidiary
Fairchild Fasteners Pte. Ltd.                                               Singapore            Subsidiary
Fairchild Fasteners (UK) Ltd.                                               UK                   Subsidiary
Fairchild Finance Company                                                   Ireland              Subsidiary
Fairchild France, Inc.                                                      DE                   Subsidiary
Fairchild Germany, Inc.                                                     DE                   Subsidiary
Fairchild Holding Corp.                                                     DE                   Subsidiary
Fairchild Retiree Medical Services, Inc.                                    DE                   Subsidiary
Fairchild Technologies IP, Inc.                                             DE                   Subsidiary
Fairchild Technologies Semiconductor Equipment Group GmbH                   Germany              Subsidiary
Fairchild Technologies USA, Inc.                                            DE                   Subsidiary
Fairchild Titanium Technologies, Inc.                                       DE                   Subsidiary
Fairchild Trading Corp.                                                     DE                   Subsidiary
Faircraft Sales Ltd.                                                        DE                   Subsidiary
GCCUS, Inc.  Georgetown Jet Center, Inc.                                    DE                   Subsidiary
Gobble Gobble, Inc.                                                         DE                   Subsidiary
Hartz-Rex Associates                                                        NJ                   Partnership {49%}
Jenkins Coal Dock Company, Inc.                                             DE                   Subsidiary
JJS Limited                                                                 UK                   Subsidiary
Kaynar Technologies Ltd.                                                    UK                   Subsidiary
KenCoal Associates                                                          OH                   Partnership {80%}
Mairoll, Inc.                                                               DE                   Subsidiary
Marcliff Corporation                                                        DE                   Subsidiary
Marson Creative Fastener, Inc.                                              DE                   Subsidiary
Matrix Aviation, Inc.                                                       KS                   Subsidiary
Mecaero SNC                                                                 France               Partnership, General
MediaDisc SA                                                                France               Equity Affiliate {41%}
Meow, Inc.                                                                  DE                   Subsidiary
Nasam Incorporated                                                          CA                   Subsidiary
Normvest                                                                    Russia               Equity Affiliate {50%}
PB Herndon Aerospace, Inc.                                                  MO                   Subsidiary
Plymouth Leasing Company                                                    DE                   Subsidiary
Professional Aircraft Accessories, Inc.                                     FL                   Subsidiary
Professional Aviation Associates, Inc.                                      GA                   Subsidiary
Recoil Australia Holdings, Inc.                                             DE                   Subsidiary
Recoil (Europe) Ltd.                                                        UK                   Subsidiary
Recoil Holdings, Inc.                                                       DE                   Subsidiary
Recoil Inc.                                                                 DE                   Subsidiary
Recoil Marketing BVBA                                                       Belgium              Subsidiary
Recycling Investments, Inc.                                                 DE                   Subsidiary
Recycling Investments II, Inc.                                              DE                   Subsidiary
RHI Holdings, Inc.                                                          DE                   Subsidiary
Rooster, Inc. (The)                                                         DE                   Subsidiary
SCI de La Praz                                                              France               Subsidiary
Sheepdog, Inc.                                                              DE                   Subsidiary
Simmonds S.A.                                                               France               Subsidiary
Snails, Inc.                                                                DE                   Subsidiary
SNEP SA                                                                     France               Subsidiary {99.6%}
Sovereign Air Limited                                                       DE                   Subsidiary
Suchomimous Terensis, Inc.                                                  DE                   Subsidiary
Technico SA                                                                 France               Subsidiary
Teuza Management and Development (1991) Ltd.                                Israel               Equity Affiliate {40%}
Transfix S.A.                                                               France               Subsidiary {99.98%}
V&V Redondo Beach Limited Partnership                                       CA                   Partnership {49%}
VSI Holdings, Inc.                                                          DE                   Subsidiary
Warthog, Inc.                                                               DE                   Subsidiary
WIS LP, Ltd.                                                                Bermuda              Subsidiary
WIS Partners, LP                                                            Bermuda              Partnership {WIS LP,
                                                                                                 Ltd.-79.42%}
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